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                                                                    EXHIBIT 10.1

                               AMEREN CORPORATION
                        LONG-TERM INCENTIVE PLAN OF 1998

SECTION 1. PURPOSE. The purpose of the Plan is to give Ameren Corporation, its subsidiaries and certain affiliates a competitive advantage in attracting, retaining and motivating officers, employees and directors by providing for the awarding of incentives linked to the profitability of the Corporation and its businesses and to increases in shareholder value.

SECTION 2. DEFINITIONS. In addition to the terms defined elsewhere in the Plan, the following terms shall have the meanings set forth below:

       "AFFILIATE" means a corporation or other entity controlled by the Corporation and designated by the Committee from time to time as such.

       "AWARD" means any Performance Unit, Option, Stock Appreciation Right, Restricted Stock, Dividend Equivalent or Other Stock-Based Award, or any other right or interest relating to Shares or cash, granted to a Participant under the Plan.

       "AWARD  AGREEMENT"  means  any  written  agreement,   contract  or  other
instrument or document evidencing an Award.

       "BOARD" means the Board of Directors of the Corporation.

       "CODE" means the Internal Revenue Code of 1986, as amended from time to time, including successor provisions thereto and regulations thereunder.

       "COMMITTEE" means the Human Resources Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan, or any subcommittee of either; provided, however, that the Committee (a) shall be composed solely of two or more non-employee directors, as defined in Rule 16(b)-3(b)(3) under the Exchange Act, each of whom shall be an "outside director" for purposes of Section 162(m) of the Code, and (b) shall be constituted to permit Awards under the Plan to qualify for exemption under Rule 16b-3 under the Exchange Act and for the Section 162(m) Exemption.

       "CORPORATION" means Ameren Corporation, a Missouri corporation.

       "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, including successor provisions thereto and regulations thereunder.

       "FAIR MARKET VALUE" means, with respect to Shares, Awards or other property, the fair market value of such Shares, Awards or other property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Shares as of any date shall be the closing sale price on that date of a Share as reported on the New York Stock Exchange Composite Tape.

       "INCENTIVE STOCK OPTION" means an Option that is designated as such by the Committee and meets the requirements of Section 422 of the Code.

       "NON-QUALIFIED STOCK OPTION" means an Option that is not an Incentive Stock Option.

       "PARTICIPANT" means a person who, as an officer, employee or director of the Corporation, a Subsidiary or an Affiliate, has been granted an Award under the Plan.

       "PLAN" means the Ameren Corporation Long-Term Incentive Plan of 1998, as set forth herein and as hereinafter amended from time to time.

       "QUALIFIED PERFORMANCE-BASED AWARD" means an Award of Performance Units or Restricted Stock, or other Award, designated as such by the Committee at or prior to the time of grant, based upon a determination that the Committee intends for such Award to qualify for the Section 162(m) Exemption.

       "RULE  16B-3"  means  Rule  16b-3,  as  from  time to  time  amended  and
applicable  to   Participants,   promulgated  by  the  Securities  and  Exchange
Commission under Section 16 of the Exchange Act.

       "SECTION 162(M) EXEMPTION" means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.

       "SHARES" means the Common Stock, $.01 par value per share, of the Corporation and such other securities of the Corporation as may be substituted for Shares pursuant to Section 10 of the Plan.

       "SUBSIDIARY" means any company (other than the Corporation) with respect to which the Corporation owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock. In addition, any other



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related entity may be designated by the Board as a Subsidiary, provided such entity could be considered as a subsidiary according to generally accepted accounting principles.

       "YEAR" means a calendar year.

       In addition to the foregoing, the terms "Performance Unit", "Option", "Stock Appreciation Right", "Restricted Stock", "Dividend Equivalent" and "Other Stock-Based Award" shall mean as described in Section 6 of the Plan.

SECTION 3. ADMINISTRATION.

       3.01. Authority of the Committee. The Plan shall be administered by the Committee on behalf of the Board. The Committee shall have full power to interpret the Plan, to establish, modify and grant waivers of Award restrictions and to adopt such rules, regulations and guidelines for carrying out the Plan as it deems necessary or appropriate. All determinations by the Committee shall be final and binding upon all parties affected thereby. Any authority granted to the Committee may also be exercised by the full Board, except to the extent that the grant or exercise of such authority would cause any Award or transaction to fail to qualify for exemption under Rule 16b-3.

       3.02. Manner of Exercise of Committee Authority. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. A memorandum signed by all members of the Committee shall constitute the act of the Committee without the necessity, in such event, to hold a meeting. The Committee may delegate to officers or managers of the Corporation or any Subsidiary or Affiliate the authority, subject to such terms as the Committee shall determine, to perform administrative functions under the Plan. Only the Committee or the full Board may select, and grant Awards to, Participants who are subject to Section 16 of the Exchange Act.

SECTION 4. SHARES SUBJECT TO THE PLAN. Subject to adjustment as provided in the Plan, the total number of Shares that may be issued or delivered pursuant to Awards under the Plan shall be 4,000,000, which shall consist of (a) Shares which have been authorized and issued and have been acquired by or on behalf of the Corporation or the Plan and are available for Awards under the Plan or (b) if the Board shall so authorize, authorized and unissued Shares. The Committee may adopt procedures for the counting of Shares relating to any Award for which the number of Shares to be distributed or with respect to which payment will be made cannot be fixed at the date of grant to ensure appropriate counting, avoid double counting (in the case of tandem or substitute awards), and provide for adjustments in any case in which the number of Shares actually distributed or with respect to which payments are actually made differs from the number of Shares previously counted in connection with such Award. In the event that any Shares to which an Award relates are forfeited or the Award is settled or terminates without a distribution of Shares (whether or not cash, other Awards or other property are distributed with respect to such Award), any Shares counted against the number of Shares reserved and available under the Plan with respect to such Award shall again be available for Awards under the Plan. The maximum number of Shares with respect to which Options or Stock Appreciation Rights may be granted to any one Participant under the Plan during any Year is 200,000 Shares.

SECTION 5. ELIGIBILITY. Awards may be granted only to individuals who are officers, employees or directors of the Corporation, a Subsidiary or an Affiliate; provided, however, that no Award shall be granted to any member of the Committee except by action of the full Board and subject to such other restrictions as the Board may require.

SECTION 6. SPECIFIC TERMS OF AWARDS.

       6.01. General. The Committee may grant Awards as described in this Section. The Committee shall determine who may participate in the Plan and the number and types of Awards to be made to each Participant and shall determine and set forth in the Award or the related Award Agreement the terms, conditions, performance requirements (if any) and limitations (which need not be limited to those referred to below) applicable to each Award. Awards may be granted singly, in combination or in tandem.

       6.02. Performance Units. An Award of Performance Units shall confer upon the Participant a right to receive cash, Shares, other Awards or other property contingent upon the achievement of performance goals specified by the Committee. A Performance Unit shall be denominated in Shares and may be payable in cash, Shares, other Awards or other Property, and have such other terms as shall be determined by the Committee.

       6.03. Restricted Stock. Restricted Stock shall confer upon the Participant the right to receive Shares subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, forfeiture if such restrictions are not satisfied, limitations on the right to vote and limitations on the right to receive dividends), which restrictions may expire at such times and under such circumstances as the Committee shall determine.

       6.04. Options. An Option shall confer upon the Participant the right to purchase Shares, other Awards or property, subject to the following terms and conditions:

             (a) Exercise Price. The exercise price per share purchasable under an Option shall not be less than the Fair Market Value of a Share on the date of grant of such Option.


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             (b) Time and Method of Exercise. The Committee shall determine the time during which an Option may be exercised in whole or in part, the methods by which the exercise price may be paid and the methods by which Shares will be delivered to Participants. Options shall expire not later than ten years after the date of grant.

             (c) Terms Applicable to Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code which, among other limitations, provides that the aggregate Fair Market Value (determined at the time the Option is granted) of Shares for which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year shall not exceed $100,000. The number of Shares that shall be available for Incentive Stock Options granted under the Plan is limited to 500,000. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options, other than Section 9, shall be applied, interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any Incentive Stock Option under such
Section 422.

             (d) Limitation on Re-Pricing and Replacement. No Option shall provide by its terms for the re-setting of its exercise price, or for its replacement, in whole or in part, upon its exercise or expiration; provided that the foregoing shall not limit the authority of the Committee to grant additional Options in any such event or circumstances.

             (e) Cash Out by Committee. Upon receipt of written notice of exercise, the Committee may elect to cash out all or part of the portion of the Shares for which an Option is being exercised by paying the optionee an amount, in cash or Shares, equal to the excess of the Fair Market Value of Shares over the option price times the number of Shares for which the Option is being exercised on the effective date of such cash-out.

             (f) Change in Control Cash-Out Right. Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the "Exercise Period"), unless the Committee shall determine otherwise at the time of grant, a holder of an Option to purchase Shares shall have the right, whether or not the Option is fully exercisable and in lieu of the payment of the exercise price for the Shares being purchased under the Option and by giving notice to the Corporation, to elect (within the Exercise Period) to surrender all or part of the Option to the Corporation and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change in Control Price per Share on the date of such election shall exceed the exercise price per Share under the Option (the "Spread") multiplied by the number of Shares granted under the Option as to which the right granted under this Section 6.04(f) shall have been exercised. Notwithstanding the foregoing, if any right granted pursuant to this Section 6.04(f) would make a Change in Control transaction ineligible for pooling-of-interests accounting under APB No. 16 that but for the nature of such grant would otherwise be eligible for such accounting treatment, the Committee shall have the ability to substitute for the cash payable pursuant to such right Shares or other securities with a Fair Market Value equal to the cash that would otherwise be payable hereunder.

       6.05. Stock Appreciation Rights. A Stock Appreciation Right shall confer upon the Participant a right to receive the excess of (a) the Fair Market Value of one Share on the date of exercise (or, except in the case of a Stock Appreciation Right related to an Incentive Stock Option, the Fair Market Value of one Share at any time during a specified period before or after the date of exercise) over (b) the grant price of the Stock Appreciation Right, which shall be not less than the Fair Market Value of one Share on the date of grant. A Stock Appreciation Right may be granted as a Limited Stock Appreciation Right which may be exercised only upon the occurrence of a Change in Control. Stock Appreciation Rights shall expire not later than ten years after the date of grant.

       6.06. Dividend Equivalents. A Dividend Equivalent shall confer upon the Participant a right to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares.

       6.07. Other Stock-Based Awards. The Committee is authorized to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares, as deemed by the Committee to be consistent with the purpose of the Plan.

SECTION 7.  CERTAIN PROVISIONS APPLICABLE TO AWARDS.

       7.01. Qualified Performance-Based Awards. The Committee may, at or prior to the time of grant, designate Performance Units or Restricted Stock, or any other Award, as a Qualified Performance-Based Award, in which event it shall take such action with respect to such Award and the terms thereof (including the imposition of additional requirements not otherwise required by the terms of the
Plan), and the provisions of the Plan or any Award Agreement shall be construed or deemed amended, as shall be necessary to cause such Award to qualify for the
Section 162(m) Exemption.

       7.02. Term of Awards. The term of each Award shall be for such period as shall be determined by the Committee subject to the requirements of the Plan.

       7.03. Forms of Payment. Subject to the terms of the Plan and any applicable Award Agreement, (a) payments to be made by the Corporation, a Subsidiary or Affiliate with respect to Awards are to be made in such forms as the Committee shall determine; and (b) the timing, method, amount and nature of payments to be made by Participants



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with respect to Awards (including, if permitted by the Committee, by means of tendering Shares or Awards) shall be determined by the Committee.

       7.04. Termination of Employment. If the employment of a Participant terminates, all unexercised, deferred and unpaid Awards shall be cancelled immediately, unless the Award Agreement provides otherwise or unless the Committee shall provide otherwise in connection with such termination, including, without limitation, in the case of termination pursuant to retirement, resignation, death or disability of a Participant.

SECTION 8.  GENERAL RESTRICTIONS APPLICABLE TO AWARDS.

       8.01. Restrictions Under Rule 16b-3. It is the intent of the Corporation that any Award granted to a person who is subject to Section 16 of the Exchange Act qualify for exemption under Rule 16b-3. Accordingly, if any provision of the Plan or any Award Agreement would cause such an Award to fail to qualify for such exemption, such provision shall be construed or deemed amended to the extent necessary to enable such Award to qualify for such exemption.

       8.02. Limits on Transfer of Awards; Beneficiaries. No Award may be assigned or transferred by a Participant otherwise than by will or the laws of descent and distribution, or payable to or exercisable by anyone other than the Participant to whom it was granted, and no right or interest of a Participant in any Award may be pledged, encumbered or hypothecated to or in favor of any party, or shall be subject to any lien, obligation or liability of a Participant to any party; provided, however, that (a) a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any distribution with respect to any Award, upon the death or disability of the Participant, (b) the Committee may provide in any Award or the related Award Agreement that an Award (other than an Incentive Stock Option) may be assigned, transferred, exercisable by another person or pledged, encumbered or hypothecated, subject to the applicable requirements of the Code, and (c) transfers of Awards may be made to the Corporation, a Subsidiary or an Affiliate to the extent permitted under the terms of the Plan. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions applicable to such Participant, except to the extent the Plan and such Award Agreement otherwise provide with respect to such person, and to any additional restrictions deemed necessary or appropriate by the Committee.

       8.03. Share Certificates. All certificates for Shares delivered under the Plan pursuant to an Award or the exercise thereof shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under applicable federal or state laws, rules and regulations and the rules of any national securities exchange on which Shares are listed. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions that may be applicable to Shares. In addition, during any period in which Awards or Shares are subject to restrictions, or during any period during which delivery or receipt of an Award or Shares has been deferred by the Committee or a Participant, the Committee may require the Participant to enter into an agreement providing that certificates representing Shares issued or issuable pursuant to an Award shall remain in the physical custody of the Corporation or such other person as the Committee may designate.

       If certificates representing Restricted Stock are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, the Corporation shall retain physical possession of the certificates and the Participant shall deliver a stock power to the Corporation, endorsed in blank, relating to the Restricted Stock.

SECTION 9.  CHANGE IN CONTROL.

             (a) Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control: (i) any Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant; (ii) the restrictions and deferral limitations applicable to any Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant; and (iii) all Performance Units shall be considered to be earned and payable in full, and any deferral or other restriction shall lapse and such Performance Units shall be settled in cash or other securities as promptly as is practicable.

             (b) Definition of Change in Control. For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following events:

                (i) an acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (1) the then outstanding shares of common stock of the Corporation (the "Outstanding Corporation Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); excluding, however, the following:
(1) any acquisition directly from the Corporation, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Corporation, (2) any acquisition by the Corporation, (3) any acquisition by any employee benefit plan



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(or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection
(iii) of this Section 9(b); or

               (ii) a change in the composition of the Board such that the individuals who, as of the effective date of the Plan, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 9(b), that any individual who becomes a member of the Board subsequent to the effective date of the Plan, whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who are also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

               (iii) the approval by the shareholders of the Corporation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation ("Corporate Transaction") or, if consummation of such Corporate Transaction is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency, obtaining of such consent (either explicitly or implicitly by consummation); excluding however, such a Corporate Transaction pursuant to which
(1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (2) no Person (other than the Corporation, any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction, and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

               (iv) the approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.

             (c) Change in Control Price. For purposes of the Plan, "Change in Control Price" means the higher of (i) the highest reported sales price, regular way, of a Share in any transaction reported on the New York Stock Exchange Composite Tape or other national exchange on which such Shares are listed or on NASDAQ during the 60-day period prior to and including the date of a Change in Control or (ii) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per Share paid in such tender or exchange offer or Corporate Transaction; provided, however, that in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, the Change in Control Price shall be in all cases the Fair Market Value of the Shares on the date such Incentive Stock Option or Stock Appreciation Right (or related cash-out right under Section 6.04(f)) is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined in the sole discretion of the Board.


SECTION 10. ADJUSTMENT PROVISIONS. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event, affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, make any adjustments it deems appropriate (including, without limitation, adjustments to the share limitations contained in Section 4 and to the terms of then-outstanding Awards). In addition, the Committee is authorized to make such adjustments as it deems appropriate in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Corporation or any Subsidiary or Affiliate or the financial statements


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of the Corporation or any Subsidiary or Affiliate, or in response to changes in applicable laws, regulations or accounting principles.

SECTION 11.  CHANGES TO THE PLAN AND AWARDS.

       11.01. Changes to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan without the consent of shareholders or Participants, except as is required by any federal or state law or regulation or the rules of any stock exchange on which the Shares may be listed, or if the Board in its discretion determines that obtaining such shareholder approval is for any reason advisable; provided, however, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation or termination of the Plan may impair the rights of such Participant under any Award theretofore granted to such Participant.

       11.02. Changes to Awards. The Committee may waive any conditions or rights under, or amend, alter, accelerate, suspend, discontinue or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that, without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuation or termination of any Award may impair the rights of such Participant under such Award; and provided, further, that no amendment or alteration may be effective with respect to a Qualified Performance-Based Award if and to the extent it would cause such Award to cease to qualify for the Section 162(m) Exemption.

SECTION  12.  GENERAL PROVISIONS.

       12.01. No Rights to Awards. No Participant, officer, employee or director shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants or any other persons.

       12.02. No Shareholder Rights. No Award shall confer on any Participant any of the rights of a shareholder of the Corporation unless and until Shares are duly issued or transferred to the Participant in accordance with the terms of the Award.

       12.03. Dividends. The recipient of any Award may, if so determined by the Committee, be entitled to receive on a current or deferred basis, dividends or Dividend Equivalents, with respect to the number of Shares covered by the Award.

       12.04. Tax Withholding. The Corporation or any Subsidiary or Affiliate is authorized to withhold from any award granted, any payment relating to an Award under the Plan (including from a distribution of Shares) or any payroll or other payment to a Participant, amounts of withholding and other taxes due with respect thereto, its exercise or any payment thereunder, and to take such other action as the Committee may deem necessary or advisable to enable the Corporation and Participants to satisfy obligations for the payment of withholding taxes and other tax liabilities relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.

       12.05. No Right to Employment. Nothing contained in the Plan or any Award Agreement shall confer, and no grant of an Award shall be construed as conferring, upon any employee any right to continue in the employ of the Corporation or any Subsidiary or Affiliate or to interfere in any way with the right of the Corporation or any Subsidiary or Affiliate to terminate the employee's employment at any time or increase or decrease the employee's compensation from the rate in existence at the time of granting of an Award.

       12.06. Unfunded Status of Awards. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. Nothing contained in the Plan, any Award Agreement or any Award shall give any such Participant any rights that are greater than those of an unsecured general creditor of the Corporation.

       12.07. Other Compensatory Arrangements. The Corporation or any Subsidiary or Affiliate shall be permitted to adopt other or additional compensation arrangements (which may include arrangements which relate to Awards), and such arrangements may be either generally applicable or applicable only in specific cases.

       12.08. Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

       12.09. Governing Law. The validity, construction and effect of the Plan, any rules and regulations relating to the Plan, any action taken pursuant to the Plan and any Award Agreement shall be governed by the laws of the State of Missouri, without giving effect to principles of conflicts of laws, and applicable federal law.

       12.10. Tax Offset Bonuses. At the time an Award is made under the Plan or at any time thereafter, the Committee may grant to the Participant receiving such Award the right to receive a cash payment in an amount specified by the Committee, to be paid at such time or times (if ever) as the Award results in compensation income to the Participant, for the purpose of assisting the Participant to pay the resulting taxes, all as determined by the Committee and on such other terms and conditions as the Committee shall determine.

SECTION 13. LAWS AND REGULATIONS. The Plan, the granting and exercising of Awards thereunder and the other obligations of the Corporation under the Plan shall be subject to all applicable federal and state laws, rules and

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regulations and to such approvals by any regulatory or governmental agency as may be required. The Corporation, in its discretion, may postpone the granting and exercising of Awards, the issuance or delivery of Shares under any Award or any other action permitted under the Plan to permit the Corporation, with reasonable diligence, to complete any stock exchange listing or registration or qualification of such Shares or other required action under any federal or state law, rule or regulation and may require any participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance of delivery of Shares in compliance with applicable laws, rules and regulations. The Corporation shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue Shares in violation of any such laws, rules, or regulations; and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Award, and neither the Corporation nor its directors or officers shall have any obligation or liability to any Participant with respect to any Award (or stock issuable thereunder) that shall lapse because of such postponement.

SECTION 14. EFFECTIVE DATE. The Plan shall become effective on April 1, 1998; provided that the effectiveness of the Plan shall be subject to the approval of the Plan by the affirmative vote of the holders of a majority of the Shares present or represented and entitled to vote at the next following meeting of the Corporation's shareholders. The Committee shall have the authority to grant Awards prior to such approval; provided that the effectiveness of such Awards shall be subject to such shareholder approval of the Plan. The Plan shall terminate ten years after its effective date, subject to earlier termination by the Board pursuant to Section 11, after which no Awards may be made under the Plan, but any such termination shall not affect Awards then outstanding or the authority of the Committee to continue to administer the Plan.



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